Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212-937-8202 www.deloitte.com

VCP RRL ABS V, LLC c/o Vista Credit Strategic Lending Corp. 1209 Orange Street Wilmington, Delaware 19801 Vista Credit Strategic Lending Corp. 50 Hudson Yards, Floor 77 New York, New York 10001	Deutsche Bank Securities Inc. One Columbus Circle New York, New York 10019 MUFG Securities Americas Inc. 1221 Avenue of the Americas, 6th Floor New York, New York 10020-1001

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of middle market and recurring revenue loans in connection with the proposed offering of certain classes of notes by VCP RRL ABS V, LLC (the “Issuer”). The Issuer is responsible for the information provided to us, including the information set forth in the Collateral Obligation Database (as defined herein).

The Issuer has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Collateral Obligation Database. Additionally, Vista Credit Strategic Lending Corp. (the “Collateral Manager”), Deutsche Bank Securities Inc. (“DBSI”) and MUFG Securities Americas Inc. (collectively with the Issuer, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report was requested or for any other purpose.

We performed certain procedures on earlier versions of the Collateral Obligation Database and communicated differences prior to being provided the final Collateral Obligation Database which was subjected to the procedures described below.

For purposes of this report:

•	On January 30, 2026, representatives of DBSI provided us with an electronic database (the “Collateral Obligation Database”) containing certain information, as represented to us by DBSI, as of January 30, 2026 (the “Calculation Date”), with respect to a portfolio of loans (the “Collateral Obligations”).

VCP RRL ABS V, LLC Vista Credit Strategic Lending Corp. Deutsche Bank Securities Inc. MUFG Securities Americas Inc.	2

•	Representatives of the Collateral Manager provided us with an electronic database (the “Collateral Manager Data File”) containing certain information, as represented to us by the Collateral Manager, as of the Calculation Date, with respect to the Collateral Obligations. It should be noted that such information is used in our comparisons and to the extent such information is not accurate, the results of our comparisons would reflect such inaccuracies. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

The procedures and associated findings are as follows:

At the request of the Specified Parties, we compared the certain attributes set forth on the Collateral Obligation Database and specified in the attached Exhibit (the “Specified Attributes”) for each Collateral Obligation specified on the Collateral Obligation Database to the corresponding information set forth on or derived from the Collateral Manager Data File and found them to be in agreement.

We performed no procedures to confirm:

•	the accuracy, reasonableness or completeness of any of the information set forth in or derived from the Collateral Manager Data File; and

•	any attributes of the Collateral Obligations set forth on the Collateral Obligation Database other than the Specified Attributes to the extent described herein.

We were engaged by the Issuer to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information set forth in the Collateral Obligation Database. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Furthermore, we make no representations and express no opinion as to:

•	questions of legal interpretation.

•	the accuracy, reasonableness or completeness of the information or assumptions provided to us by the Collateral Manager or DBSI.

•	the accuracy, reasonableness or completeness of the information obtained or derived from the Collateral Manager Data File.

VCP RRL ABS V, LLC Vista Credit Strategic Lending Corp. Deutsche Bank Securities Inc. MUFG Securities Americas Inc.	3

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

Yours truly,

/s/ Deloitte & Touche

February 2, 2026

Specified Attributes

Obligor Name	Total Net Leverage At Close
Asset Seniority	Interest Coverage Ratio At Close
Par	Cash At Close
Coupon Type	LTV(through tranche) At Close
Cash Spread	Financials as of Date
PIK Rate	Enterprise Value Current
Benchmark Floor	Covenant Metric Current
Maturity Date	Revenue Current
GICS Industry	Y/Y Revenue Growth Current
Issuer Country	Recurring Revenue Current
Specified RRL	EBITDA Current
Facility Size	Senior Debt Current
Risk Rating	Total Debt Current
Net Retention	Senior Net Leverage Current
Gross Retention	Total Net Leverage Current
Covenants	Interest Coverage Ratio Current
Origination Date	Cash Current
Revenue Visibility Metric At Close	Liquidity Current
Revenue At Close	Liquidity Cushion Current
Recurring Revenue At Close	Liquidity Runway Current
EBITDA At Close	LTV (through tranche) Current
Senior Debt At Close
Total Debt At Close
Senior Net Leverage At Close